Prospectus Supplement — June 6, 2012 to the Prospectuses listed below, each as supplemented

Fund	Prospectuses Dated
Columbia Limited Duration Credit Fund	Sept. 29, 2011

The Principal Investment Strategies of the Fund, as described under the Summary of the Fund, are hereby superseded and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The Principal Investment Strategies of the Fund, as described under More Information About the Fund, are hereby superseded and replaced as follows:

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and other debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments, including emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the investment manager) chooses investments by:

•	Evaluating the portfolio’s total exposure to sectors, industries, issuers and securities relative to the Fund’s benchmark, the Barclays U.S. 1-5 Year Corporate Index (the Index).

•

Analyzing factors such as credit quality, interest rate outlook and price to select the most attractive securities within each sector (for example, identifying securities that have the opportunity to appreciate in value or provide income based on duration, expectations of changes in interest rates or credit quality).

•	Investing in lower-quality (junk) bonds as opportunities arise.

•

Targeting an average portfolio duration within one year of the duration of the Index which, as of March 31, 2012 was 2.78 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

•	The portfolio’s total exposure to sectors, industries, issuers and securities relative to the Index.

•	Whether its assessment of the credit quality of an issuer has changed or is vulnerable to a change.

•	Whether a sector or industry is experiencing change.

•	Changes in the interest rate or economic outlook.

•	Identification of a more attractive opportunity.

The Principal Risks of Investing in the Fund, as described under the Summary of the Fund, are hereby superseded and replaced as follows:

Active Management Risk. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio may or will decline in price or fail to pay interest or repay principal when due because the issuer of the security will default or otherwise become unable or unwilling to honor its financial obligations. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Investments in emerging markets present greater risk of loss than a typical foreign security investment. Because of the less developed markets and economies and less mature governments and governmental institutions, the risks of investing in foreign securities may be intensified in the case of investments in issuers organized, domiciled or doing business in emerging markets.

High-Yield Securities Risk. The Fund’s investments in below-investment grade fixed-income securities (i.e., high-yield or junk bonds) exposes the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

The Principal Risks of Investing in the Fund, as described under More Information About the Fund, are hereby superseded and replaced as follows:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling to honor a financial obligation, such as making payments. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Lower quality or unrated securities held by the Fund may present increased credit risk.

Risks of Foreign/Emerging Markets Investing. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the risks associated with the political, social, economic, and other conditions or events occurring in the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the risks associated with the process of clearing and settling of trades. Holding securities with local agents and depositories also has risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market, which are less reliable than the U.S. market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

High-Yield Securities Risk. Non-investment grade fixed-income securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade fixed-income securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities: when interest rates rise, the prices generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk.

Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of securities which may make it difficult to sell the security at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of investments may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of investments may fluctuate, sometimes rapidly and unpredictably.

The table showing the Fund’s average annual total returns in the section entitled “Past Performance” in the prospectus for Class A, Class B, Class C, Class I, Class R4 and Class W shares is hereby replaced with the following:

Average Annual Total Returns (after applicable sales charges)

(for periods ended December 31, 2011)	1 year	5 years	Class A, B, C and R4 Since inception (6/19/03)	Class I Since inception (3/4/04)	Class W Since inception (12/1/06)
Columbia Limited Duration Credit Fund:

Class A — before taxes	+2.99%	+4.06%	+3.27%	N/A	N/A

Class A — after taxes on distributions	+1.72%	+2.59%	+1.96%	N/A	N/A

Class A — after taxes on distributions and redemption of fund shares	+1.93%	+2.59%	+2.00%	N/A	N/A

Class B — before taxes	+0.27%	+3.52%	+2.90%	N/A	N/A

Class C — before taxes	+4.38%	+3.89%	+2.90%	N/A	N/A

Class I — before taxes	+6.54%	+5.04%	N/A	+4.28%	N/A

Class R4 — before taxes	+6.22%	+4.91%	+3.88%	N/A	N/A

Class W — before taxes	+6.10%	N/A	N/A	N/A	+4.54%

Barclays U.S. 1-5 Year Corporate Index (reflects no deduction for fees, expenses or taxes)*	+5.85%	+5.72%	+4.36%	+4.55%	+5.73%

Barclays U.S. 1-5 Year Credit Index (reflects no deduction for fees, expenses or taxes)*	+5.44%	+5.62%	+4.27%	+4.48%	+5.64%

Lipper Short-Intermediate Investment Grade Debt Funds Index (reflects no deduction for fees or taxes)	+5.86%	+4.81%	+3.68%	+3.92%	+4.77%

*	On December 1, 2011, the Barclays U.S. 1-5 Year Corporate Index (the New Index) replaced the Barclays U.S. 1-5 Year Credit Index (the Former Index) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

The table showing the Fund’s average annual total returns in the section entitled “Past Performance” in the prospectus for Class Z shares is hereby replaced with the following:

Average Annual Total Returns (without sales charge)

(for periods ended December 31, 2011)	1 year	5 years	Class A, B, C and R4 Since inception (6/19/03)
Columbia Limited Duration Credit Fund:

Class A* — before taxes	+6.17%	+4.69%	+3.68%

Class A* — after taxes on distributions	+4.86%	+3.22%	+2.37%

Class A* — after taxes on distributions and redemption of fund shares	+4.00%	+3.13%	+2.36%

Barclays U.S. 1-5 Year Corporate Index (reflects no deduction for fees, expenses or taxes)**	+5.85%	+5.72%	+4.36%

Barclays U.S. 1-5 Year Credit Index (reflects no deduction for fees, expenses or taxes)**	+5.44%	+5.62%	+4.27%

Lipper Short-Intermediate Investment Grade Debt Funds Index (reflects no deduction for fees or taxes)	+5.86%	+4.81%	+3.68%

*	The returns shown are for Class A shares without the applicable front-end sales charge. Class Z shares, which are sold without a sales charge, would have substantially similar annual returns as Class A shares because the classes of shares invest in the same portfolio of securities and would differ only to the extent that the classes do not have the same expenses. Class A share returns have not been adjusted to reflect differences in class-related expenses. If differences in class-related expenses were reflected (i.e., if expenses of Class Z shares were reflected in the Class A share returns), the returns shown for Class A shares for all periods would be higher.
**	On December 1, 2011, the Barclays U.S. 1-5 Year Corporate Index (the New Index) replaced the Barclays U.S. 1-5 Year Credit Index (the Former Index) as the Fund’s primary benchmark. The Fund’s investment manager made this recommendation to the Fund’s Board because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance. Information on both the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.

S-6265-12 A (6/12)